UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

Nissan Auto Receivables 2017-A Owner Trust

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001694423

Nissan Auto Receivables Corporation II

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001129068

Nissan Motor Acceptance Corporation

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-208544-04	38-7178847
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 21, 2017, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with Wells Fargo Securities, LLC, on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of notes of Nissan Auto Receivables 2017-A Owner Trust, a Delaware statutory trust established by a Trust Agreement dated as of January 11, 2017, by and between NARC II, as depositor, NMAC, as administrator, and Wilmington Trust, National Association as owner trustee, in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3 and Class A-4 (collectively, the “Notes”). The Notes have an aggregate principal balance of $100,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-208544). It is anticipated that the Notes will be issued on or about March 28, 2017 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01	OTHER EVENTS

On the Closing Date, NARC II and NMAC will enter into a Purchase Agreement, to be dated as of the Closing Date (the “Purchase Agreement”), pursuant to which NMAC will transfer to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. Nissan Auto Receivables 2017-A Owner Trust (the “Issuing Entity”), a Delaware statutory trust, was established by a Trust Agreement dated as of January 11, 2017, which will be amended and restated by an Amended and Restated Trust Agreement to be dated as of the Closing Date (the “Amended and Restated Trust Agreement”) by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”), and U.S. Bank National Association, as certificate registrar and paying agent. On the Closing Date, the Issuing Entity will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), with NARC II, as seller, NMAC, as servicer, and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuing Entity. On the Closing Date, the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables. Also, on the Closing Date, the Issuing Entity will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and the Indenture Trustee. Pursuant to the Indenture, the Issuing Entity will cause the issuance of the Notes. Also on the Closing Date, the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Asset Representations Review Agreement and as Exhibit 10.5 is the form of Amended and Restated Trust Agreement,.

In connection with the offering of the Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 21, 2017, among NARC II, NMAC and Wells Fargo Securities, LLC, on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Indenture, to be dated as of March 28, 2017 by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Purchase Agreement, to be dated as of March 28, 2017 by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, to be dated as of March 28, 2017, by and among the Issuing Entity, as issuer, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 10.3	Administration Agreement, to be dated as of March 28, 2017, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 10.4	Asset Representations Review Agreement, to be dated as of March 28, 2017, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 10.5	Amended and Restated Trust Agreement, to be dated as of March 28, 2017, by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee, and U.S. Bank National Association, as certificate registrar and paying agent.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-back securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Riley A. McAndrews
	Name:	Riley A. McAndrews
	Title:	Assistant Treasurer

Date: March 23, 2017

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 21, 2017, among NARC II, NMAC and Wells Fargo Securities, LLC, on behalf of itself and as representative of the several Underwriters.

Exhibit 4.1	Indenture, to be dated as of March 28, 2017, by and between the Issuing Entity, as issuer, and the Indenture Trustee.

Exhibit 10.1	Purchase Agreement, to be dated as of March 28, 2017, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 10.2	Sale and Servicing Agreement, to be dated as of March 28, 2017, by and among the Issuing Entity, as issuer, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 10.3	Administration Agreement, to be dated as of March 28, 2017, by and among the Issuing Entity, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 10.4	Asset Representations Review Agreement, to be dated as of March 28, 2017, by and among the Issuing Entity, as issuer, NMAC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

Exhibit 10.5	Amended and Restated Trust Agreement, to be dated as of March 28, 2017, by and between NARC II, as depositor, Wilmington Trust, National Association, as owner trustee, and U.S. Bank National Association, as certificate registrar and paying agent.

Exhibit 36.1	Depositor Certification for shelf offerings of asset-back securities.